                             LETTER OF TRANSMITTAL
                        to Tender Shares of Common Stock
                             RALCORP HOLDINGS, INC.
                       Pursuant to the Offer to Purchase
                             dated October 16, 1998

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW
  YORK CITY TIME, ON FRIDAY, NOVEMBER 13, 1998, UNLESS THE OFFER IS EXTENDED.
                  TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK

          By Mail:                 By Overnight Courier:                By Hand:
          --------                 ---------------------                --------
     First Chicago Trust            First Chicago Trust            First Chicago Trust
     Company of New York            Company of New York            Company of New York
     Tenders & Exchanges            Tenders & Exchanges        c/o Securities Transfer and
         Suite 4660                     Suite 4680               Reporting Services Inc.
        P.O. Box 2569            14 Wall Street, 8th Floor      Attn: Tenders & Exchanges
    Jersey City, NJ 07303           New York, NY 10005        One Exchange Plaza, 3rd Floor
                                                                   New York, NY 10006

                            ------------------------

     DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

           YOUR ATTENTION IS INVITED IN PARTICULAR TO THE FOLLOWING:

1. If you want to retain your Shares, you do not need to take any action.

2. If you want to participate in the Offer and wish to maximize the chance of having the Company accept for exchange all the Shares you are tendering hereby, you should check the box marked "SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER" below and complete the other portions of this Letter of Transmittal as appropriate.

3. If you wish to select a specific Price at which you will be tendering your Shares, you should select one of the boxes in the section captioned "PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED" below and complete the other portions of this Letter of Transmittal as appropriate.

     IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER OF THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
         (PLEASE USE PRE-ADDRESSED LABEL OR FILL IN
   TENDERED CERTIFICATES EXACTLY AS NAME(S) APPEAR(S) ON                   TENDERED CERTIFICATES
                      CERTIFICATE(S))                           (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                               CERTIFICATE         NUMBER           SHARES
                                                                NUMBER(S)*       OF SHARES        TENDERED**
                                                             ----------------  ---------------  ---------------

                                                             ----------------  ---------------  ---------------

                                                             ----------------  ---------------  ---------------

                                                             ----------------  ---------------  ---------------

                                                             ----------------  ---------------  ---------------

                                                             ----------------  ---------------  ---------------
                                                                   TOTAL SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
    * DOES NOT need to be completed if Shares are tendered by book-entry transfer.
   ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

     Stockholders who desire to tender Shares pursuant to the Offer (as defined below) and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                              -------------------------------------------------

Account Number
                ---------------------------------------------------------------

Transaction Code Number
                        -------------------------------------------------------

[ ]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)
                                -----------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                   ----------------------------

Name of Institution that Guaranteed Delivery
                                             ----------------------------------

--------------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

        To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record, as of the close of business on October 15, 1998 and who continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

   [ ] was the beneficial or record owner of, as of the close of business on October 15, 1998, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

   [ ] is a broker dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on October 15, 1998, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

       In addition, the undersigned is tendering Shares either (check one box):

   [ ] at the Purchase Price (defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

   [ ] at the price per Share indicated below under "Price (In Dollars) Per
       Share At Which Shares Are Being Tendered" in this Letter of
       Transmittal.
--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

TO FIRST CHICAGO TRUST COMPANY OF NEW YORK:

     The undersigned hereby tenders to Ralcorp Holdings, Inc., a Missouri corporation (the "Company"), the above described shares of the Company's $.01 par value Common Stock (the "Shares") (including the associated Stock Purchase Rights (the "Rights") issued pursuant to the Shareholder Protection Rights Agreement, dated as of December 27, 1996, between the Company and the Rights Agent named therein, as amended), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated October 16, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the context otherwise requires, all references to the Shares shall include the associated Rights.

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

     (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

          (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

          (ii) such tender of Shares complies with Rule 14e-4;

     (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

     (d) the undersigned has read and agrees to all of the terms of the Offer.

     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $16.00 nor less than $14.00 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.125) specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 5,000,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $16.00 nor less than $14.00 per share and not withdrawn) pursuant to the Offer. The undersigned understands that all Shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by, such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the aggregate net Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

   PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. THE FOLLOWING MUST BE
                    COMPLETED BY ALL TENDERING STOCKHOLDERS.

--------------------------------------------------------------------------------

                              CHECK ONLY ONE BOX.

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES OF LIMITED COMMON STOCK.

--------------------------------------------------------------------------------
           SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER

   [ ] I want to maximize the chance of having the Company accept for all the Shares I am tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, I hereby tender Shares at, and am willing to accept, the Purchase Price resulting from the Offer Process. This action could result in receiving a price as low as $14.00 per share.

------------------------------------- OR ---------------------------------------

              PRICE (IN DOLLARS) PER SHARE WHICH SHARES ARE BEING
                            TENDERED BY STOCKHOLDER

[ ]   $14.000   [ ]   $14.500   [ ]   $15.000   [ ]   $15.500
[ ]   $14.125   [ ]   $14.625   [ ]   $15.125   [ ]   $15.625
[ ]   $14.250   [ ]   $14.750   [ ]   $15.250   [ ]   $15.750
[ ]   $14.375   [ ]   $14.875   [ ]   $15.375   [ ]   $15.875
                                                [ ]   $16.000

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)
To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of someone other than the undersigned.

Issue: [ ] Check to:     [ ] Certificates to:
Name:
        -----------------------------------------------
                                 (Please Print)

Address:
          ---------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                     (Zip Code)

-------------------------------------------------------
 (Taxpayer Identification or Social Security Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)
To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned at an address other than that shown on page 1 above.

Mail: [ ] Check to:      [ ] Certificates to:
Name:
        -----------------------------------------------
                        (Please Print)

Address:
          ---------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                         (Zip Code)

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL STOCKHOLDERS)
         (PLEASE COMPLETE AND RETURN THE ENCLOSED SUBSTITUTE FORM W-9)

        (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                            SIGNATURE(S) OF OWNER(S)

   Dated:
          ---------------------------------------------------------------------

   Name(s):
            -------------------------------------------------------------------
                                 (Please Print)

   Capacity (full title):
                          -----------------------------------------------------

   Address:
            -------------------------------------------------------------------
                               (Include zip code)

   Address:
            -------------------------------------------------------------------
                               (Include zip code)

   Area Code(s) and Telephone Number(s):
                                          -------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

   Name of Firm:
                 --------------------------------------------------------------

   Authorized Signature:
                         ------------------------------------------------------

   Name:
         ----------------------------------------------------------------------
                                 (Please Print)

   Title:
          ---------------------------------------------------------------------

   Address:
            -------------------------------------------------------------------
                               (Include Zip Code)

   Area Code and Telephone Number:
                                   --------------------------------------------

   Dated:
          ---------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

     (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

     (b) such Shares are tendered for the account of a member in good standing of the Security Transfers Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each such entity, an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the stockholder MUST check the box indicating the price per Share at which such holder is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of such holder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

     (a) payment of the Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

     (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

     (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal; then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted.

     8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares properly tendered by any stockholder who owned beneficially or of record, as of the close of business on October 15, 1998 and as of the Expiration Date, an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     10. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     11. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     12. FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Internal Revenue Service ("IRS"), unless the stockholder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct taxpayer identification number, the tendering stockholder also may be subject to a penalty imposed by the IRS. The box in part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to the payment of the Purchase Price, the Depositary will withhold 31% on all such payments of the Purchase Price. If the tendering stockholder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined herein)) are not subject to these backup withholding and information reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements can be obtained from the Depositary.

     13. WITHHOLDING ON NON-UNITED STATES HOLDER. Even if a Non-United States Holder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a Non-United States Holder is any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust (a) the administration over which a United States court can exercise primary supervision and (b) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the preceding sentence, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also not be Non-United States Holders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form
4224) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets the "complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Non-United States Holders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     14. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen, or contact the Depositary by telephone at
(800) 446-2617. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This

Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     IMPORTANT: This Letter of Transmittal (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to 12:00 Midnight, New York City time, on the Expiration Date.

       THE FOLLOWING BOX MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.
                              (SEE INSTRUCTION 12)

------------------------------------------------------------------------------------------------------------------------
                                 PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
------------------------------------------------------------------------------------------------------------------------

                               PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
  SUBSTITUTE                   CERTIFY BY SIGNING AND DATING BELOW.
  FORM W-9                     For individuals, this is your social security (SSN).          ----------------------------
                               Aliens that do not have or are not eligible to receive a      Social Security Number
                               SSN may use your individual TIN. For other entities,                 Resident
  Department of the            this is your employer identification number (EIN). For
  Treasury, Internal           sole proprietorships, either your SSN or EIN may be          OR
  Revenue Service              used. Refer to the chart on page 1 of the Guidelines for         -------------------------
                               Certification of Taxpayer Identification Number on                      Employer
                               Substitute Form W-9 (the "Guidelines") for further                 Identification Number
                               clarification. If you do not have a TIN, see
                               instructions on how to obtain a TIN on page 2 of the
                               Guidelines, check the appropriate box in Part 3 below
                               indicating that you are awaiting a TIN and certify by
                               signing and dating below.
                               -----------------------------------------------------------------------------------------
                               PART 2--For Payees exempt from backup withholding, see the enclosed Guidelines and
  PAYOR'S REQUEST FOR          complete as instructed therein.
  TAXPAYER IDENTIFICATION      -----------------------------------------------------------------------------------------
  NUMBER ("TIN") AND           PART 3: Awaiting TIN [ ]
  CERTIFICATION                -----------------------------------------------------------------------------------------
                               CERTIFICATION--Under penalties of perjury, I certify that (1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or
                               (c) the IRS has notified me that I am no longer subject to backup withholding.
                               Certification instructions--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (see page 2 of the Guidelines for further clarification).
                               -----------------------------------------------------------------------------------------
                               The Internal Revenue Service does not require your consent to any provision of this document other than certifications to avoid backup withholding.

                               SIGNATURE
                                         -------------------------------------------------------------------------------
                               DATE:
                                     -----------------------------------------------------------------------------------

                               NAME:
                                      ----------------------------------------------------------------------------------
                                                                       (Please Print)
                               ADDRESS:
                                        --------------------------------------------------------------------------------
                                                                      (Include Zip Code)
------------------------------------------------------------------------------------------------------------------------

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

SIGN HERE
          ----------------------------------------------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                       [GEORGESON & COMPANY INC. LOGO]
                               Wall Street Plaza
                               New York, NY 10005
                         (212) 440-9800 (Call Collect)

                                       or

                         Call Toll-Free (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                        WASSERSTEIN PERELLA & CO., INC.
                              31 West 52nd Street
                            New York, NY 10019-6163
                                 (212) 969-2700

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
------------------------------------------------------------

FOR THIS TYPE OF ACCOUNT:           GIVE THE
                                 SOCIAL SECURITY
                                   NUMBER OF--
------------------------------------------------------------
 1. An individual's          The individual
    account
 2. Two or more              The actual owner of the
    individuals (joint       account or, if combined
    account)                 funds, any one of the
                             individuals(1)
 3. Husband and wife         The actual owner of the
    (joint account)          account or, if joint
                             funds, either person(1)
 4. Custodian account of     The minor(2)
    a minor (Uniform Gift
    to Minors Act)
 5. Adult and minor          The adult or, if the
    (joint account)          minor is the only
                             contributor, the
                             minor(1)
 6. Account in the name      The ward, minor, or
    of guardian or           incompetent person(3)
    committee for a
    designated ward,
    minor, or incompetent
    person
 7. a. The usual             The grantor-trustee(1)
       revocable savings
       trust account
       (grantor is also
       trustee)
    b. So-called trust       The actual owner(1)
       account that is
       not a legal or
       valid trust under
       State law

------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:       GIVE THE EMPLOYER
                                 IDENTIFICATION
                                   NUMBER OF--
 8. Sole proprietorship      The owner(4)
    account
 9. A valid trust,           Legal entity (Do not
    estate, or pension       furnish the identifying
    trust                    number of the personal
                             representative or
                             trustee unless the
                             legal entity itself is
                             not designated in the
                             account title.)(5)
10. Corporate account        The corporation
11. Religious,               The organization
    charitable, or
    educational
    organization account
12. Partnership account      The partnership
    held in the name of
    the business
13. Association, club, or    The organization
    other tax-exempt
    organization
14. A broker or              The broker or nominee
    registered nominee
15. Account with the         The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments

------------------------------------------------------------
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency, or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a).

- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

- Payments made by certain foreign organizations.

     Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.